UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2024

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

22F - 810 Seventh Avenue,

New York, NY 10019

(Address of Principal Executive Offices) (Zip code)

+1-347-2590292

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on the current report on Form 8-K by GD Culture Group Limited (the “Company”), on November 10, 2023, the Company entered into an amended and restated equity purchase agreement (the “Agreement”) with Shanghai Highlight Entertainment Co., Ltd. (“Shanghai Highlight”), an indirect subsidiary of the Company, and Beijing Hehe Property Management Co., Ltd. (“Beijing Hehe”). Prior to the Agreement, Shanghai Highlight owns 60% of the total equity interest in the Xianzhui Technology Co., Ltd. (the “Joint Venture”) and Beijing Hehe owns 20% of the total equity interest in the Joint Venture. Pursuant to the Agreement, Shanghai Highlight agreed to purchase the 13.3333% equity interest in the Joint Venture from Beijing Hehe and the Company agreed to issue 400,000 shares of common stock of the Company (the “Shares”), valued at $2.7820 per share, to Beijing Hehe or its assigns.

On January 11, 2024, the Company issued the Shares and the transaction is completed.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 2.01 is incorporated herein by reference. The issuance of the Shares was made in reliance on the exemption provided by Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). The Company made the determination based upon the factors that none of Beijing Hehe or its affiliates that received the Shares is a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S under the Securities Act, that each of Beijing Hehe and its affiliates was acquiring the securities for its own respective account and not as nominees or agents, and not with a view to the resale or distribution thereof, and that each of Beijing Hehe and its affiliates understood that the securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 19, 2024	GD Culture Group Limited

	By:	/s/ Xiao Jian Wang
	Name:	Xiao Jian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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